                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 21, 2004
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


     Nevada                        000-28761                    88-0380546
 (State or Other             (Commission File Number)         (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida               33433
---------------------------------------------------             ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (561) 393-0605
                                 --------------
               Registrant's telephone number, including area code



                                 Not Applicable
                                 --------------
             (Former Name or Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On May 21, 2004, JAG Media Holdings, Inc. (the "Company") announced that it has decided to extend the effective date for its recently adopted recapitalization from May 21, 2004 to June 4, 2004. The Company believes this extension will facilitate a smoother transition and allow the Company and its newly appointed transfer agent, Transfer Online, Inc. ("Transfer Online"), to better coordinate final matters for the handling of the recapitalization. A copy of the press release of the Company, dated May 21, 2004, relating to the extension is attached hereto as Exhibit 99.1 and incorporated herein by reference.

During the week of May 24, 2004, the Company plans to commence mailing letters to stockholders announcing the appointment of Transfer Online as the Company's new transfer agent effective as of May 1, 2004 and describing the various stockholder account services offered through Transfer Online. A copy of the form of the Company's letter to stockholders, dated May 24, 2004, regarding the appointment of Transfer Online is attached hereto as Exhibit 99.2 and incorporated herein by reference.

During the week of May 24, 2004, the Company plans to commence mailing letters to its registered stockholders describing procedures for exchanging stock certificates representing shares of the Company's current Class A common stock and Series 1 Class B common stock for new common stock of the Company that will be issued pursuant to the Company's recapitalization and attaching the form of Letter of Transmittal to be used by stockholders in connection therewith. Copies of the form of the Company's letter to registered holders of Class A common stock and Series 1 Class B common stock of the Company, dated May 24, 2004, regarding the aforementioned exchange procedures, and the form of Letter of Transmittal are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference. The form of Letter of Transmittal can also be downloaded free of charge from the Company's web site www.jagnotes.com.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated May 21, 2004.
99.2 Letter to Stockholders of the Company, dated May 24, 2004, regarding appointment of new transfer agent.
99.3 Letter to Registered Holders of Class A common stock and Series 1 Class B common stock of the Company, dated May 24, 2004, regarding exchange procedures.
99.4     Form of Letter of Transmittal.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JAG MEDIA HOLDINGS, INC.


Date: May 26, 2004                         By: /s/ Thomas J. Mazzarisi
                                               -----------------------
                                                Name: Thomas J. Mazzarisii
                                                Title:   Chairman & CEO

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.       Description
-----------       -----------

99.1              Press Release of the Company, dated May 21, 2004.

99.2 Form of Letter to Stockholders of the Company, dated May 24, 2004, regarding appointment of new transfer agent.

99.3 Form of Letter to Registered Holders of Class A common stock and Series 1 Class B common stock of the Company, dated May 24, 2004, regarding exchange procedures.

99.4              Form of Letter of Transmittal.